SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 18, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

       Georgia                      0-24532                58-2094179
-----------------------      ---------------------  ----------------------------
State of Incorporation)        (Commission File     (IRS Employer Identification
                                     Number)                Number)

  101 North Greenwood St., P.O. Box 3007
          LaGrange, Georgia                                   30240
-----------------------------------------            ---------------------------
 (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (706) 845-5000


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Item 5.   Other Events
          ------------

On May 18, 1998, FLAG Financial Corporation ("FLAG") announced a three-for-two stock split. The three-for-two stock split will be issued on June 3, 1998, to shareholders of record as of May 22, 1998.

A copy of the press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

         (a)       Financial Statements - None.

         (b)       Pro Forma Financial Information - None

         (c)       Exhibits.

                   99.1 - Registrant's press release dated May 18, 1998




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                                INDEX OF EXHIBITS


Exhibit
Number                             Description
-------                -------------------------------------

99.1                      Press release, dated May 18, 1998.






                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 22, 1998


                                            FLAG Financial Corporation
                                            --------------------------
                                            ("Registrant")

                                            /s/ Ellison C. Rudd
                                            -------------------

                                            By Ellison C. Rudd,
                                            Chief Financial Officer



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